Exhibit 99.1

The Association of Insurance
and Financial Analysts
33rd Annual Conference
March, 2008

This slide presentation is for informational purposes only. It should be read in conjunction with our Form 10-K for the year 2006, our Form 10-Q for the quarters of 2007 and our Form 8-Ks filed with the Securities and Exchange Commission (SEC), all of which are available on the “Investor Relations”
section of our website at www.employers.com.
Non-GAAP Financial Measures
In presenting Employers Holdings, Inc.’s (EMPLOYERS) results, management has included and discussed certain non-GAAP financial measures, as defined in Regulation G. Management believes these non-GAAP measures better explain EMPLOYERS results allowing for a more complete understanding of underlying trends in our business. These measures should not be viewed as a substitute for those determined in accordance with GAAP.
The reconciliation of these measures to their most comparable GAAP financial measures is included in this presentation or in our Form 10-K for the year
2006, our Form 10-Q for the quarters of 2007 and our Form 8-Ks filed with the Securities and Exchange Commission (SEC) and available in the “Investor
Relations” section of our website at www.employers.com.
Forward-looking Statements
 This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-
looking statements include statements regarding anticipated future results and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words like "believe”, "expect”, "anticipate”, "estimate" and "intend" or future or conditional verbs such as "will”, "would”,
"should”, "could" or "may”. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions, and legislative and regulatory changes that could adversely affect the business of
EMPLOYERS and its subsidiaries. All subsequent written and oral forward-looking statements attributable to us or individuals acting on our behalf are expressly qualified in their entirety by these cautionary statements.
 All forward-looking statements made in this presentation, related to the anticipated acquisition of AmCOMP, Inc. or otherwise, reflect EMPLOYERS current views with respect to future events, business transactions and business performance and are made pursuant to the safe harbor provisions of the
Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. The following factors, among others, could cause or contribute to such material differences: failure to satisfy any of the conditions of closing, including the failure to obtain AmCOMP stockholder approval or any required regulatory approvals; the risks that EMPLOYERS and
AmCOMP's businesses will not be integrated successfully; the risk that EMPLOYERS will not realize estimated cost savings and synergies; costs relating to the proposed transaction; and disruption from the transaction making it more difficult to maintain relationships with customers, employees, agents or producers. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
Copyright © 2007 EMPLOYERS. All rights reserved. EMPLOYERS and America’s small business insurance specialists are registered trademarks of Employers Insurance Company of Nevada. Workers’ compensation insurance and services are offered through Employers Compensation
Insurance Company and Employers Insurance Company of Nevada.
Safe Harbor Disclosure

Compelling Transactions	6
Expands EMPLOYERS Geographic Footprint	7
Diversifies EMPLOYERS Geographic Footprint	8
Corporate Overview and Operations
	Overview	1
	Geographic Footprint	2
	Key Strengths	3
	Strategies	4
	Acquisition of AmCOMP - Key Terms	5
Financial Results
	Four Key Elements of our Financial Strength	10
	Financial Snapshot	11
	Capital Management	12
SUMMARY
	Summary	14
APPENDIX
	Disciplined Underwriting - Five Basic Elements	16
	Focus on Low to Medium Hazard Groups	17
	Strategic Distribution Partners	18
	Loss Portfolio Transfer (LPT)	19
	Selected Operating Results	20
	Earnings and EPS	21
	Underwriting Profitability	22
	Investment Portfolio	23
Contents      Page

Corporate Overview

Business
• Specialty provider of workers’ compensation insurance
 – 18th largest private writer in the U.S. (1)
 – 8th largest private writer in California (1)
 – 2nd largest writer in Nevada (1)
Geographic
• Focused in Western U.S. -  direct premiums written at 12/31/07
 – 72% in California
 – 17% in Nevada
 – 11% in nine other states
Customers
• Small businesses in low-to-medium hazard industries
• Distribution through independent agents and strategic partners
• 33,699 policies in force at 12/31/07, 13.3% growth rate since 12/31/06
• Average annual policy premium of approximately $10,000
(1) Based on “One-Year Premium and Loss Study,” United States., California and Nevada, A.M. Best Company, 2006

Overview

2000
2002
2006
2007
FL
NM
MD
TX
OK
KS
NE
SD
ND
MT
WY
CO
UT
ID
AZ
NV
WA
CA
OR
KY
ME
PA
NH
MA
CT
VA
WV
OH
IN
IL
NC
TN
SC
AL
AR
LA
MO
IA
MN
GA
MS
VT
NJ
DE
RI
RECENT STATES
Florida, Oregon,
Texas, Arizona and
Illinois = 1.7%

Direct Premiums Written (%) at 12/31/07
Geographic Footprint

Key Strengths
• Established enterprise with 95 year operating history
• Focused operations and disciplined underwriting - target an attractive and underserved market segment with growth opportunities
• Unique and long-standing strategic distribution relationships
• Financial strength and flexibility - strong balance sheet and conservative reserving
• Experienced management team with deep knowledge of workers’
 compensation insurance

Focus on
Profitability
• Target attractive, underserved small business market
• Maintain disciplined risk selection, underwriting and
 pricing
Pursue
Organic
Growth
Opportunities
• Expand in current markets and in our new states
• Leverage infrastructure, technology and systems
• Utilize existing and new strategic distribution partners
Optimize
Capital
Structure
• Invest in operations and manage capital prudently
• Consider opportunistic strategic transactions
• Return capital to shareholders

Strategies

23%
Consideration /
Financing
• $12.50 per share, $194 million equity value, $230 million
 including assumed debt
• 100% cash consideration
• Expected financing sources: combination of debt and cash
Timing
• Announced 1/10/08
• Estimated closing: 2Q 2008
• Subject to regulatory approvals and AmCOMP shareholder vote

Acquisition of AmCOMP - Key Terms

Acquisition of AmCOMP - Compelling Transaction
Written Premium by State: $175 M
AmCOMP % of Direct Premiums Written, 09/30/07

Wisconsin
Texas
Florida
Other
29%
13%
14%
8%
6%
7%
Indiana
Tennessee
Georgia
Kentucky
5%
13%
Illinois
5%
• Excellent strategic fit
 – Mono-line workers’ compensation
 company, disciplined underwriting, small
 to mid-sized businesses
• Immediate premium volume growth
 – 18 states
 – Average premium size $24,000 at
 9/30/07
 – Over 900 independent agencies
• Increased scale
 – Diversified earnings base
• Meaningful synergies
 – $10 million annual pre-tax cost savings
 achievable by 2010
 • Elimination of public company
 expenses, systems integration,
 lower reinsurance costs
• Financial benefits
 – Efficient use of capital and debt capacity
 – Accretive to EPS and ROE in first full
 year

FL
NM
MD
TX
OK
KS
NE
SD
ND
MT
WY
CO
UT
ID
AZ
NV
WA
CA
OR
KY
ME
NY
PA
NH
MA
CT
VA
WV
OH
IN
IL
NC
TN
SC
AL
AR
LA
MO
IA
MN
GA
MS
VT
NJ
DE
RI
AmCOMP
EMPLOYERS
Overlap
Expands EMPLOYERS Geographic Footprint
Pro-Forma Rankings (1)
CA	8
NV	2
FL	10
TX	14
WI	14
Total U.S.	14
(1) By 2006 Direct Premiums Written for states, by 2006 Net Premiums Written for total U.S., A.M. Best

EMPLOYERS
EMPLOYERS + AmCOMP Pro Forma
% of Direct Premiums Written, 09/30/07
California
Indiana
3%
Texas
Other
43%
12%
17%
11%
5%
6%
Wisconsin
Florida
Nevada
California
Nevada
Other
71%
19%
10%
Direct Premiums Written: $ 268 Million
Direct Premiums Written: $ 443 Million
Tennessee
3%

Diversifies EMPLOYERS Geographic Footprint

Financial Results

Surplus of
$698 MM
Conservative
Reserving
High Quality
Investment
Portfolio
Catastrophe
Reinsurance
Program
0.5:1 NPW / Surplus
at 12/31/07
Approximately 93%
fixed maturity with
average rating AA
Coverage up to
$200MM loss
Track record of
reserve strength

Four Key Elements of Our Financial Strength

Net Premium Written (GAAP)
Net Income Before Loss Portfolio Transfer (LPT) (GAAP)
Equity Incl. Deferred Gain - LPT (GAAP)
Statutory Surplus
($ million)
Premium growth has declined due to California rate
decreases
Strong growth provides a solid basis for underwriting
Loss trends and investments are driving net income
Capital management plans include dividends and share
repurchases

Financial Snapshot

Holding Company
Cash Flow
Strong Capital Position
• $804 million GAAP
 adjusted equity at
 12/31/07
• 0.5:1 NPW/surplus at
 12/31/2007
• No debt pre-acquisition
• Reserve strength
Our goal is to drive shareholder value through an improving ROE resulting from (i) profitability consistent with historical results, (ii) disciplined growth and (iii) prudent capital management
Capital Management Tools
• Shareholder dividends
 – $0.06 per share
 quarterly dividend
 – Four quarters for a
 total of $12.3 million
• Share repurchases
 – Completed $75 million
 on 10/17/2007,
 3,911,272 total shares
 – $100 million
 authorized in February
 2008, authorization
 through June 30 2009

Capital Management

Summary

Summary
• Established enterprise with 95 year operating history
• Focused operations and disciplined underwriting - target an attractive and underserved market segment with growth opportunities
• Pending acquisition - when closed, immediate growth in premium
• Unique and long-standing strategic distribution relationships
• Financial strength and flexibility - strong balance sheet and conservative reserving
• Experienced management team with deep knowledge of workers’
 compensation

Appendix

46.5% statutory loss and LAE ratio as of 12/31/07
Risk Selection
Expertise
Strong
Underwriting
Culture
Focused
Guidelines and
Consistent
Automated
Approach
Disciplined
Underwriting
Local Knowledge
Pricing of
Individual Risks
Five Basic Elements

Disciplined Underwriting

(1) NCCI 2006 Premium Distribution by Hazard Group (as presented at 2007 Annual Issues Symposium).
Our top ten classes are in the lowest four hazard groups and represent 33% of direct premium written and 42% of in force policies at 12/31/07
Focus on Low to Medium Hazard Groups

• Largest payroll services company in
 the U.S. with over 450,000 clients
• Partner since entering California
 market in 2002
• Business originated by ADP’s field
 sales staff and insurance agency
• “Pay-by-Pay” premium collection
Strategic partners expand market reach and produce business with high persistency
• Largest group health carrier in
 California
• Partner since entering California
 market in 2002
• Business originated by
 Wellpoint’s health insurance
 agents
• Single bill to customers
 E-chx, Inc.
• Since Q 4 2006
• Specialty provider of
 payroll services
 Intego Insurance
 Services, LLC
• Since Q 4 2007
• Provider of insurance
 software services

Strategic Distribution Partners

Contract
$ millions
Total Coverage	$2,000

Original Reserves Transferred	$1,525
Consideration	$ 775
Gain at 1/1/2000	750
Subsequent Reserve Adjustments	(147.5)
Gain at 12/31/2007	$602.5
Accounting at 12/31/07
$ millions
Statutory Surplus Created	$602.5
Cumulative Amortization To Date	(177.5)

GAAP: Deferred Reinsurance Gain - LPT Agreement	$425.0

Loss Portfolio Transfer (LPT)
• Non-recurring transaction with no ongoing cash benefits or charges to current operations
• Retroactive 100% quota share reinsurance coverage for all losses occurring prior to 7/1/95
• Gain on transaction booked as statutory surplus; deferred and amortized under GAAP

Selected Operating Results

(1) Pro Forma EPS for 2006 assumes 50,000,002 shares outstanding before the conversion.
(2) Pro forma basic and diluted EPS computed using the weighted average shares outstanding during the period after the Company’s IPO and assumes the
 50,000,002 shares outstanding prior to the IPO.
(3) Basic EPS and Diluted EPS round to the same amount for the periods.
(4) EPS before the impact of the LPT for the period February 5 through December 31, 2007 has not been calculated.
NOTES:
Earnings and EPS

NOTE: Excluding $60.0 million of favorable development in 2007, our loss ratio before LPT would have been 63.8% and our combined ratio would have been 102.9% We target a combined ratio of 100. The total combined ratio includes three items causing upward pressure:
(1) one shock loss requiring additional reserves; (2) one-time conversion costs; and (3) decreasing earned premium.
_____________________________________________________
Total deferred gain amortization and LPT reserve adjustment of $43.8 million in 2005, $19.4 million in 2006, and $18 million in 2007.
Our recent expense ratios are largely a function of falling California rates.
Net of $1.6 million commutation in the third quarter.
COMBINED RATIO (GAAP and excluding the LPT)	December 31 2005	December 31 2006	December 31 2007

Loss and LAE Ratio	48.3%	33.0%	41.3%
Less: Impact of LPT	10.0%	4.9%	5.2%
Loss and LAE Ratio (excluding LPT)	58.3%	37.9%	46.5%
Commission Expense Ratio	10.7%	12.3%	12.8%
Underwriting and Other Expense Ratio	16.0%	22.3%	26.3%
Combined Ratio (excluding LPT)	84.9%	72.6%	85.6%
Favorable Reserve Development ($ million)	$78.1	$107.1	$60.0 (3)
(1)
(2)
(2)
(2)
(1)
GAAP
(3)

Underwriting Profitability

Portfolio Mix at 12/31/07

U.S. Treasury
Securities
9.0%
Corporate
Securities
10.8%
U.S. Agency
Securities
7.7%
Tax-exempt
Municipal
Securities
51.9%
Mortgage-backed
Securities
10.5%
Commercial
Mortgage-backed
Securities
2.7%
Asset-backed
Securities
1.2%
Equities
6.2%
• $1.7 billion of investment
 securities
 - Less than .03% related to
 sub-prime
 - Less than 6% related to
 financials
• Approximately 90% AA rated
• Book yield of 4.37%
• Tax equivalent book yield of
 5.37%
• Effective duration of 5.82
• Outsourced to Conning Asset
 Management
Investment Portfolio

Analyst Contact:

Vicki Erickson
Vice President, Investor Relations
Employers Holdings, Inc.
(775) 327-2794
verickson@employers.com
9790 Gateway Drive
Reno, NV. 89521-5906
(775) 327-2700
Douglas D. Dirks
President & Chief Executive Officer
Employers Holdings, Inc.

William E. (Ric) Yocke
Chief Financial Officer
Employers Holdings, Inc.